GMAC RFC

                           $575,000,000 (APPROXIMATE)

                          RFMS II Series 2000-HI5 Trust

                             Home Loan-Backed Notes

                Residential Funding Mortgage Securities II, Inc.
                                    Depositor


                         Residential Funding Corporation
                           Seller and Master Servicer

The following is a revised preliminary Term Sheet. All terms and statements are subject to further change.

                         RESIDENTIAL FUNDING SECURITIES
                                 A GMAC COMPANY

                                 as Underwriter



                                December 5, 2000



________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner


Computational Materials: Information Relating to the Collateral (Page 1 of 11)

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------
         Home Loan Group                                      I                         II
        -----------------------------------------------------------------------------------
         Current Balance (as of                    $526,291,555                $22,148,064
        11/28/00)
         Loan Count                                      13,975                        380
         Average Balance                                $37,660                    $58,284
         Maximum Balance                               $100,000                   $100,000
        -----------------------------------------------------------------------------------
         WA Gross WAC                                   13.961%                    13.452%
         Range of Gross Coupons               8.250% to 18.750%          9.125% to 17.490%
         WA Net WAC (%)                                 13.381%                    12.872%
         WA Remaining Term (mos)                            234                        255
         WA Age (mos)                                         2                          2
         WA Orig. Term (mos)                                236                        257
        -----------------------------------------------------------------------------------
         Balloon / Fully Amortizing              0.28% / 99.72%             2.08% / 97.92%
         First Lien / Second Lien                0.03% / 99.97%            0.00% / 100.00%
        -----------------------------------------------------------------------------------
         WA Credit Score                                    696                        706
              Up to 639                                   0.01%                      0.00%
              640 to 679                                 29.80%                     15.81%
              680 to 719                                 50.13%                     57.03%
              720 to 759                                 17.85%                     23.64%
              760 to 799                                  2.18%                      3.52%
              800 or greater                              0.01%                      0.00%
        -----------------------------------------------------------------------------------
         WA Debt-to-Income Ratio                         40.24%                     42.12%
         Range of Debt-to-Income               12.00% to 50.00%           20.00% to 50.00%
        Ratios
         WA CLTV                                        116.20%                    113.23%
         % CLTVs > 100.00%                               93.53%                     91.95%
         Range of CLTVs                       13.00% to 126.00%          12.00% to 125.00%
         % of Pool with Prepay                           52.95%                     54.28%
        Penalties
        -----------------------------------------------------------------------------------
        Property Type
         Single Family Detached                          91.25%                     86.17%
         Planned Unit Development                         4.80%                     12.67%
         Condominium                                      2.69%                      0.29%
         Townhouse                                        0.78%                      0.63%
         Two to Four Family                               0.45%                      0.24%
         Manufactured Housing                             0.02%                      0.00%
        -----------------------------------------------------------------------------------
        Occupancy Status
         Owner / Non-Owner Occupied             100.00% / 0.00%            100.00% / 0.00%
        Loan Purpose
         Debt Consolidation                              87.48%                     79.59%
         Cash Out/Refinance                               9.62%                     12.52%
         DC & HI Combination                              1.64%                      3.93%
         Other                                            1.26%                      3.96%
        -----------------------------------------------------------------------------------
        Geographic Concentration (>
        5%)
                                                     CA (9.08%)                CA (28.75%)
                                                     FL (6.81%)                MD  (9.03%)
                                                     MD (5.68%)                 VA (6.62%)
                                                                                WA (5.97%)
        -----------------------------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Collateral (Page 2 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

             Home Loan Rates

                Range of           Number of      Statistical    Percentage of
                                                  Cut-off Date
             Loan Rates (%)        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             8.001 to 8.500                   1       $29,443.17         0.01%
             9.001 to 9.500                   3        69,840.33         0.01%
             9.501 to 10.000                  5       102,915.97         0.02%
            10.001 to 10.500                 14       335,977.93         0.06%
            10.501 to 11.000                 21       575,726.69         0.11%
            11.001 to 11.500                 53     1,686,766.41         0.32%
            11.501 to 12.000                445    17,780,358.05         3.38%
            12.001 to 12.500                664    27,274,347.40         5.18%
            12.501 to 13.000              2,748   109,514,255.21        20.81%
            13.001 to 13.500              1,689    69,214,515.26        13.15%
            13.501 to 14.000              2,798   108,598,840.16        20.63%
            14.001 to 14.500              1,446    54,357,455.49        10.33%
            14.501 to 15.000              1,854    66,598,462.77        12.65%
            15.001 to 15.500                564    19,527,638.86         3.71%
            15.501 to 16.000                270     8,927,842.22         1.70%
            16.001 to 16.500                167     5,357,397.21         1.02%
            16.501 to 17.000                726    21,403,800.14         4.07%
            17.001 to 17.500                253     7,449,499.67         1.42%
            17.501 to 18.000                230     6,726,444.94         1.28%
            18.001 to 18.500                 22       699,039.43         0.13%
            18.501 or greater                 2        60,988.06         0.01%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%


           Current Home Loan Principal Balances

            Range of Current       Number of      Statistical     Percentage
                                                  Cut-off Date        of
            Home Loan Amounts      Home Loans      Principal      Home Loan
                                                    Balance          Pool
           --------------------  ---------------------------------------------
                        Up to             2,646   $56,298,176.48       10.70%
               $25,000.00
              $25,000.01 to               9,219   339,144,894.11       64.44%
               $50,000.00
              $50,000.01 to               2,092   129,249,721.32       24.56%
               $75,000.00
              $75,000.01 to                  18     1,598,763.46        0.30%
               $100,000.00
                                 ---------------------------------------------
                  Total                  13,975  $526,291,555.37      100.00%


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner



Computational Materials: Information Relating to the Collateral (Page 3 of 11)

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Combined Loan-to-Value Ratios
-----------

            Range of Combined    Number of Home    Statistical     Percentage
                                                  Cut-off Date         of
              Loan-to-Value        Home Loans      Principal       Home Loan
               Ratios (%)                           Balance          Pool
           --------------------  ----------------------------------------------
               Up to 70.00                   33      $973,810.99         0.19%
             70.01 to 75.00                  15       486,616.62         0.09%
             75.01 to 80.00                  71     2,066,031.41         0.39%
             80.01 to 85.00                  58     1,831,642.42         0.35%
             85.01 to 90.00                 115     3,480,876.10         0.66%
             90.01 to 95.00                 285     8,864,564.23         1.68%
             95.01 to 100.00                529    16,371,254.59         3.11%
            100.01 to 105.00                851    28,734,019.73         5.46%
            105.01 to 110.00              1,585    55,918,628.09        10.63%
            110.01 to 115.00              2,202    81,263,356.68        15.44%
            115.01 to 120.00              2,715   105,224,758.73        19.99%
            120.01 to 125.00              5,511   220,781,981.22        41.95%
           Greater than 125.00                5       294,014.56         0.06%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%


           Months Remaining to Maturity

            Months Remaining       Number of      Statistical    Percentage of
                                                  Cut-off Date
               to Maturity         Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                 0 to 96                     57    $1,424,748.15         0.27%
                97 to 108                    12       303,190.70         0.06%
               109 to 120                   546    16,506,476.25         3.14%
               121 to 144                    12       422,492.74         0.08%
               145 to 156                    10       305,839.72         0.06%
               157 to 168                    65     1,806,730.63         0.34%
               169 to 180                 6,091   212,213,698.51        40.32%
               181 to 288                 2,054    81,725,617.53        15.53%
               289 to 300                 5,079   210,104,015.05        39.92%
            Greater than 300                 49     1,478,746.09         0.28%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner



Computational Materials: Information Relating to the Collateral (Page 4 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Year of Origination

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Year of Origination     Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                  1996                        2       $63,256.34         0.01%
                  1997                        5       122,413.33         0.02%
                  1998                       26       813,063.46         0.15%
                  1999                      194     5,994,088.63         1.14%
                  2000                   13,748   519,298,733.61        98.67%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%



           Geographic Distribution of Mortgaged Properties

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
                  State            Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             California                   1,149   $47,792,530.63         9.08%
             Florida                        965    35,829,823.14         6.81%
             Maryland                       775    29,885,790.57         5.68%
             Pennsylvania                   724    26,047,986.66         4.95%
             Virginia                       661    25,214,901.34         4.79%
             Ohio                           619    22,812,483.32         4.33%
             Indiana                        576    20,671,164.00         3.93%
             Georgia                        516    19,419,570.01         3.69%
             Illinois                       508    19,134,407.87         3.64%
             Arizona                        459    17,823,722.83         3.39%
             Alabama                        470    16,862,391.56         3.20%
             Michigan                       396    14,613,793.67         2.78%
             New York                       386    14,118,341.69         2.68%
             Missouri                       377    12,997,522.12         2.47%
             Washington                     311    12,513,146.16         2.38%
             Colorado                       279    11,526,771.79         2.19%
             Wisconsin                      308    11,495,675.20         2.18%
             Kansas                         305    10,792,316.05         2.05%
             Other (<2%)                  4,191   156,739,216.76        29.78%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Collateral (Page 5 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Debt-to-Income Ratio

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Debt-to-Income Ratio    Home Loans      Principal       Home Loan
                    (%)                             Balance          Pool
           --------------------------------------------------------------------
                Up to 20.00                  77    $2,449,059.34         0.46%
             20.01 to 25.00                 319    10,882,750.93         2.07%
             25.01 to 30.00               1,044    36,321,363.23         6.90%
             30.01 to 35.00               2,139    76,005,714.24        14.44%
             35.01 to 40.00               3,096   113,122,148.16        21.49%
             40.01 to 45.00               4,804   176,274,809.41        33.49%
             45.01 to 50.00               2,496   111,235,710.06        21.14%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

           Credit Scores

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
              Credit Scores        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
              620 to 639                      3       $67,853.14         0.01%
              640 to 659                  1,217    35,855,413.59         6.81%
              660 to 679                  3,414   121,009,826.96        22.99%
              680 to 699                  3,581   136,771,275.71        25.99%
              700 to 719                  3,064   127,072,000.33        24.14%
              720 to 739                  1,622    64,585,707.26        12.27%
              740 to 759                    768    29,389,463.02         5.58%
              760 to 779                    246     9,329,593.23         1.77%
              780 to 799                     58     2,150,854.89         0.41%
            800 or greater                    2        59,567.24         0.01%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner





Computational Materials: Information Relating to the Collateral (Page 6 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Prepay Penalties

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
           Prepayment Penalty      Home Loans      Principal       Home Loan
                  Terms                             Balance          Pool
           --------------------  ----------------------------------------------
                 None                     6,712  $247,598,653.30        47.05%
               3 months                       2        53,888.59         0.01%
               6 months                       9       263,061.77         0.05%
               12 months                    235     9,936,210.84         1.89%
               24 months                     20       812,404.92         0.15%
               25 months                      1        34,175.84         0.01%
               30 months                     33     1,365,084.39         0.26%
               32 months                      1        31,747.17         0.01%
               36 months                  6,533   251,124,703.58        47.72%
               42 months                     18       803,641.65         0.15%
               48 months                      1        58,872.79         0.01%
               60 months                    387    13,363,092.81         2.54%
                N/A (A)                      23       846,017.72         0.17%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

        Note: (A) Will not exceed 60 months.


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Collateral (Page 7 of 11)

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

             Home Loan Rates

                Range of           Number of      Statistical    Percentage of
                                                  Cut-off Date
             Loan Rates (%)        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             9.001 to 9.500                   2      $118,182.12         0.53%
            11.001 to 11.500                  3       174,343.04         0.79%
            11.501 to 12.000                 17     1,081,335.53         4.88%
            12.001 to 12.500                 28     1,736,328.61         7.84%
            12.501 to 13.000                 96     5,875,554.88        26.53%
            13.001 to 13.500                 67     4,080,478.28        18.42%
            13.501 to 14.000                 81     4,721,740.04        21.32%
            14.001 to 14.500                 35     1,929,408.18         8.71%
            14.501 to 15.000                 25     1,277,631.27         5.77%
            15.001 to 15.500                 12       564,893.00         2.55%
            15.501 to 16.000                  5       274,196.22         1.24%
            16.001 to 16.500                  2        62,763.68         0.28%
            16.501 to 17.000                  6       216,249.91         0.98%
            17.001 to 17.500                  1        34,959.28         0.16%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%



           Current Home Loan Principal Balances

            Range of Current       Number of      Statistical     Percentage
                                                  Cut-off Date        of
            Home Loan Amounts      Home Loans      Principal      Home Loan
                                                    Balance          Pool
           --------------------  ---------------------------------------------
                        Up to                 9      $188,621.16        0.85%
               $25,000.00
              $25,000.01 to                 124     5,524,480.32       24.94%
               $50,000.00
              $50,000.01 to                 233    15,134,165.41       68.33%
               $75,000.00
              $75,000.01 to                  14     1,300,797.15        5.87%
               $100,000.00
                                 ---------------------------------------------
                  Total                     380   $22,148,064.04      100.00%


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Collateral (Page 8 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Combined Loan-to-Value Ratios

            Range of Combined    Number of Home    Statistical     Percentage
                                                  Cut-off Date         of
              Loan-to-Value        Home Loans      Principal       Home Loan
               Ratios (%)                           Balance          Pool
           --------------------  ----------------------------------------------
               Up to 70.00                    2       $88,603.26         0.40%
             75.01 to 80.00                   1        17,963.79         0.08%
             85.01 to 90.00                   7       319,454.76         1.44%
             90.01 to 95.00                  12       527,522.68         2.38%
             95.01 to 100.00                 17       827,891.54         3.74%
            100.01 to 105.00                 38     2,277,366.23        10.28%
            105.01 to 110.00                 58     3,137,656.71        14.17%
            110.01 to 115.00                 80     4,654,160.79        21.01%
            115.01 to 120.00                 77     4,617,996.50        20.85%
            120.01 to 125.00                 88     5,679,447.78        25.64%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


           Months Remaining to Maturity

            Months Remaining       Number of      Statistical    Percentage of
                                                  Cut-off Date
               to Maturity         Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                Up to 96                      1       $52,775.06         0.24%
               109 to 120                    12       638,254.13         2.88%
               157 to 168                     7       297,273.27         1.34%
               169 to 180                    97     5,214,090.91        23.54%
               181 to 288                    64     3,862,153.30        17.44%
               289 to 300                   188    11,464,161.06        51.76%
            Greater than 300                 11       619,356.31         2.80%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Collateral (Page 9 of 11)

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Year of Origination

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Year of Origination     Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                  1998                        1       $52,775.06         0.24%
                  1999                       13       719,827.51         3.25%
                  2000                      366    21,375,461.47        96.51%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%




           Geographic Distribution of Mortgaged Properties

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
                  State            Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             California                     108    $6,366,889.40        28.75%
             Maryland                        35     1,999,141.49         9.03%
             Virginia                        22     1,466,230.14         6.62%
             Washington                      22     1,321,716.70         5.97%
             Georgia                         19       971,826.86         4.39%
             Colorado                        16       943,662.63         4.26%
             New York                        12       709,247.11         3.20%
             Arizona                         12       690,057.00         3.12%
             Illinois                        13       619,479.38         2.80%
             Ohio                            10       608,159.07         2.75%
             New Jersey                       9       500,829.16         2.26%
             Florida                          9       467,918.69         2.11%
             Other (<2%)                     93     5,482,906.41        24.76%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Collateral (Page 10 of 11)

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

Loan Group II

           Debt-to-Income Ratio

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Debt-to-Income Ratio    Home Loans      Principal       Home Loan
                    (%)                             Balance          Pool
           --------------------------------------------------------------------
             15.01 to 20.00                   1       $74,728.73         0.34%
             20.01 to 25.00                   4       185,212.54         0.84%
             25.01 to 30.00                  20     1,019,634.80         4.60%
             30.01 to 35.00                  40     2,278,850.16        10.29%
             35.01 to 40.00                  75     4,454,293.50        20.11%
             40.01 to 45.00                 100     5,991,676.96        27.05%
             45.01 to 50.00                 140     8,143,667.35        36.77%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


           Credit Scores

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
              Credit Scores        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
              640 to 659                     10      $432,781.69         1.95%
              660 to 679                     64     3,069,551.64        13.86%
              680 to 699                     93     5,190,525.58        23.44%
              700 to 719                    120     7,439,433.89        33.59%
              720 to 739                     54     3,730,644.29        16.84%
              740 to 759                     24     1,506,179.83         6.80%
              760 to 779                     14       728,998.28         3.29%
              780 to 799                      1        49,948.84         0.23%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner






Computational Materials: Information Relating to the Collateral (Page 11 of 11)

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Prepay Penalties

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
           Prepayment Penalty      Home Loans      Principal       Home Loan
                  Terms                             Balance          Pool
           --------------------  ----------------------------------------------
                 None                       178   $10,126,114.95        45.72%
               12 months                      6       347,817.07         1.57%
               24 months                      1        74,940.06         0.34%
               30 months                      1        61,971.14         0.28%
               36 months                    188    11,195,052.24        50.55%
               42 months                      1        53,950.69         0.24%
               60 months                      5       288,217.89         1.30%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

[GRAPHIC OMITTED]                                    BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                      ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                           New York, N.Y. 10167
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax

-------------------------------------------------------------------------------






                       New Issue Computational Materials



                           $575,000,000 (Approximate)
                            Home Loan-Backed Notes,
                                Series 2000-HI5


                Residential Funding Mortgage Securities II, Inc.
                                   Depositor

                            Home Loan Trust 2000-HI5
                                     Issuer

                        Residential Funding Corporation
                           Seller and Master Servicer




                                December 4, 2000



--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 1 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------
         Home Loan Group                                      I                         II
        -----------------------------------------------------------------------------------
         Current Balance (as of                    $526,291,555                $22,148,064
        11/28/00)
         Loan Count                                      13,975                        380
         Average Balance                                $37,660                    $58,284
         Maximum Balance                               $100,000                   $100,000
        -----------------------------------------------------------------------------------
         WA Gross WAC                                   13.961%                    13.452%
         Range of Gross Coupons               8.250% to 18.750%          9.125% to 17.490%
         WA Net WAC (%)                                 13.381%                    12.872%
         WA Remaining Term (mos)                            234                        255
         WA Age (mos)                                         2                          2
         WA Orig. Term (mos)                                236                        257
        -----------------------------------------------------------------------------------
         Balloon / Fully Amortizing              0.28% / 99.72%             2.08% / 97.92%
         First Lien / Second Lien                0.03% / 99.97%            0.00% / 100.00%
        -----------------------------------------------------------------------------------
         WA Credit Score                                    696                        706
              Up to 639                                   0.01%                      0.00%
              640 to 679                                 29.80%                     15.81%
              680 to 719                                 50.13%                     57.03%
              720 to 759                                 17.85%                     23.64%
              760 to 799                                  2.18%                      3.52%
              800 or greater                              0.01%                      0.00%
        -----------------------------------------------------------------------------------
         WA Debt-to-Income Ratio                         40.24%                     42.12%
         Range of Debt-to-Income               12.00% to 50.00%           20.00% to 50.00%
        Ratios
         WA CLTV                                        116.20%                    113.23%
         % CLTVs > 100.00%                               93.53%                     91.95%
         Range of CLTVs                       13.00% to 126.00%          12.00% to 125.00%
         % of Pool with Prepay                           52.95%                     54.28%
        Penalties
        -----------------------------------------------------------------------------------
        Property Type
        ------------------------------                   91.25%                     86.17%
         Single Family Detached
         Planned Unit Development                         4.80%                     12.67%
         Condominium                                      2.69%                      0.29%
         Townhouse                                        0.78%                      0.63%
         Two to Four Family                               0.45%                      0.24%
         Manufactured Housing                             0.02%                      0.00%
        -----------------------------------------------------------------------------------
        Occupancy Status
         Owner / Non-Owner Occupied             100.00% / 0.00%            100.00% / 0.00%
        Loan Purpose
         Debt Consolidation                              87.48%                     79.59%
         Cash Out/Refinance                               9.62%                     12.52%
         DC & HI Combination                              1.64%                      3.93%
         Other                                            1.26%                      3.96%
        -----------------------------------------------------------------------------------
        Geographic Concentration (>
        5%)
                                                     CA (9.08%)                CA (28.75%)
                                                     FL (6.81%)                MD  (9.03%)
                                                     MD (5.68%)                 VA (6.62%)
                                                                                WA (5.97%)
        -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 2 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

             Home Loan Rates

                Range of           Number of      Statistical    Percentage of
                                                  Cut-off Date
             Loan Rates (%)        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             8.001 to 8.500                   1       $29,443.17         0.01%
             9.001 to 9.500                   3        69,840.33         0.01%
             9.501 to 10.000                  5       102,915.97         0.02%
            10.001 to 10.500                 14       335,977.93         0.06%
            10.501 to 11.000                 21       575,726.69         0.11%
            11.001 to 11.500                 53     1,686,766.41         0.32%
            11.501 to 12.000                445    17,780,358.05         3.38%
            12.001 to 12.500                664    27,274,347.40         5.18%
            12.501 to 13.000              2,748   109,514,255.21        20.81%
            13.001 to 13.500              1,689    69,214,515.26        13.15%
            13.501 to 14.000              2,798   108,598,840.16        20.63%
            14.001 to 14.500              1,446    54,357,455.49        10.33%
            14.501 to 15.000              1,854    66,598,462.77        12.65%
            15.001 to 15.500                564    19,527,638.86         3.71%
            15.501 to 16.000                270     8,927,842.22         1.70%
            16.001 to 16.500                167     5,357,397.21         1.02%
            16.501 to 17.000                726    21,403,800.14         4.07%
            17.001 to 17.500                253     7,449,499.67         1.42%
            17.501 to 18.000                230     6,726,444.94         1.28%
            18.001 to 18.500                 22       699,039.43         0.13%
            18.501 or greater                 2        60,988.06         0.01%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%


           Current Home Loan Principal Balances

            Range of Current       Number of      Statistical     Percentage
                                                  Cut-off Date        of
            Home Loan Amounts      Home Loans      Principal      Home Loan
                                                    Balance          Pool
           --------------------  ---------------------------------------------
                        Up to             2,646   $56,298,176.48       10.70%
               $25,000.00
              $25,000.01 to               9,219   339,144,894.11       64.44%
               $50,000.00
              $50,000.01 to               2,092   129,249,721.32       24.56%
               $75,000.00
              $75,000.01 to                  18     1,598,763.46        0.30%
               $100,000.00
                                 ---------------------------------------------
                  Total                  13,975  $526,291,555.37      100.00%


--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 3 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Combined Loan-to-Value Ratios

            Range of Combined    Number of Home    Statistical     Percentage
                                                  Cut-off Date         of
              Loan-to-Value        Home Loans      Principal       Home Loan
               Ratios (%)                           Balance          Pool
           --------------------  ----------------------------------------------
               Up to 70.00                   33      $973,810.99         0.19%
             70.01 to 75.00                  15       486,616.62         0.09%
             75.01 to 80.00                  71     2,066,031.41         0.39%
             80.01 to 85.00                  58     1,831,642.42         0.35%
             85.01 to 90.00                 115     3,480,876.10         0.66%
             90.01 to 95.00                 285     8,864,564.23         1.68%
             95.01 to 100.00                529    16,371,254.59         3.11%
            100.01 to 105.00                851    28,734,019.73         5.46%
            105.01 to 110.00              1,585    55,918,628.09        10.63%
            110.01 to 115.00              2,202    81,263,356.68        15.44%
            115.01 to 120.00              2,715   105,224,758.73        19.99%
            120.01 to 125.00              5,511   220,781,981.22        41.95%
           Greater than 125.00                5       294,014.56         0.06%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%


           Months Remaining to Maturity

            Months Remaining       Number of      Statistical    Percentage of
                                                  Cut-off Date
               to Maturity         Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                 0 to 96                     57    $1,424,748.15         0.27%
                97 to 108                    12       303,190.70         0.06%
               109 to 120                   546    16,506,476.25         3.14%
               121 to 144                    12       422,492.74         0.08%
               145 to 156                    10       305,839.72         0.06%
               157 to 168                    65     1,806,730.63         0.34%
               169 to 180                 6,091   212,213,698.51        40.32%
               181 to 288                 2,054    81,725,617.53        15.53%
               289 to 300                 5,079   210,104,015.05        39.92%
            Greater than 300                 49     1,478,746.09         0.28%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%



--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.





Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 4 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Year of Origination

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Year of Origination     Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                  1996                        2       $63,256.34         0.01%
                  1997                        5       122,413.33         0.02%
                  1998                       26       813,063.46         0.15%
                  1999                      194     5,994,088.63         1.14%
                  2000                   13,748   519,298,733.61        98.67%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%



           Geographic Distribution of Mortgaged Properties

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
                  State            Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             California                   1,149   $47,792,530.63         9.08%
             Florida                        965    35,829,823.14         6.81%
             Maryland                       775    29,885,790.57         5.68%
             Pennsylvania                   724    26,047,986.66         4.95%
             Virginia                       661    25,214,901.34         4.79%
             Ohio                           619    22,812,483.32         4.33%
             Indiana                        576    20,671,164.00         3.93%
             Georgia                        516    19,419,570.01         3.69%
             Illinois                       508    19,134,407.87         3.64%
             Arizona                        459    17,823,722.83         3.39%
             Alabama                        470    16,862,391.56         3.20%
             Michigan                       396    14,613,793.67         2.78%
             New York                       386    14,118,341.69         2.68%
             Missouri                       377    12,997,522.12         2.47%
             Washington                     311    12,513,146.16         2.38%
             Colorado                       279    11,526,771.79         2.19%
             Wisconsin                      308    11,495,675.20         2.18%
             Kansas                         305    10,792,316.05         2.05%
             Other (<2%)                  4,191   156,739,216.76        29.78%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%


--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.





Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 5 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Debt-to-Income Ratio

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Debt-to-Income Ratio    Home Loans      Principal       Home Loan
                    (%)                             Balance          Pool
           --------------------------------------------------------------------
                Up to 20.00                  77    $2,449,059.34         0.46%
             20.01 to 25.00                 319    10,882,750.93         2.07%
             25.01 to 30.00               1,044    36,321,363.23         6.90%
             30.01 to 35.00               2,139    76,005,714.24        14.44%
             35.01 to 40.00               3,096   113,122,148.16        21.49%
             40.01 to 45.00               4,804   176,274,809.41        33.49%
             45.01 to 50.00               2,496   111,235,710.06        21.14%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

           Credit Scores

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
              Credit Scores        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
              620 to 639                      3       $67,853.14         0.01%
              640 to 659                  1,217    35,855,413.59         6.81%
              660 to 679                  3,414   121,009,826.96        22.99%
              680 to 699                  3,581   136,771,275.71        25.99%
              700 to 719                  3,064   127,072,000.33        24.14%
              720 to 739                  1,622    64,585,707.26        12.27%
              740 to 759                    768    29,389,463.02         5.58%
              760 to 779                    246     9,329,593.23         1.77%
              780 to 799                     58     2,150,854.89         0.41%
            800 or greater                    2        59,567.24         0.01%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 6 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

Loan Group I

           Prepay Penalties

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
           Prepayment Penalty      Home Loans      Principal       Home Loan
                  Terms                             Balance          Pool
           --------------------  ----------------------------------------------
                 None                     6,712  $247,598,653.30        47.05%
               3 months                       2        53,888.59         0.01%
               6 months                       9       263,061.77         0.05%
               12 months                    235     9,936,210.84         1.89%
               24 months                     20       812,404.92         0.15%
               25 months                      1        34,175.84         0.01%
               30 months                     33     1,365,084.39         0.26%
               32 months                      1        31,747.17         0.01%
               36 months                  6,533   251,124,703.58        47.72%
               42 months                     18       803,641.65         0.15%
               48 months                      1        58,872.79         0.01%
               60 months                    387    13,363,092.81         2.54%
                N/A (A)                      23       846,017.72         0.17%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

        Note: (A) Will not exceed 60 months.


--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 7 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

             Home Loan Rates

                Range of           Number of      Statistical    Percentage of
                                                  Cut-off Date
             Loan Rates (%)        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             9.001 to 9.500                   2      $118,182.12         0.53%
            11.001 to 11.500                  3       174,343.04         0.79%
            11.501 to 12.000                 17     1,081,335.53         4.88%
            12.001 to 12.500                 28     1,736,328.61         7.84%
            12.501 to 13.000                 96     5,875,554.88        26.53%
            13.001 to 13.500                 67     4,080,478.28        18.42%
            13.501 to 14.000                 81     4,721,740.04        21.32%
            14.001 to 14.500                 35     1,929,408.18         8.71%
            14.501 to 15.000                 25     1,277,631.27         5.77%
            15.001 to 15.500                 12       564,893.00         2.55%
            15.501 to 16.000                  5       274,196.22         1.24%
            16.001 to 16.500                  2        62,763.68         0.28%
            16.501 to 17.000                  6       216,249.91         0.98%
            17.001 to 17.500                  1        34,959.28         0.16%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%



           Current Home Loan Principal Balances

            Range of Current       Number of      Statistical     Percentage
                                                  Cut-off Date        of
            Home Loan Amounts      Home Loans      Principal      Home Loan
                                                    Balance          Pool
           --------------------  ---------------------------------------------
                        Up to                 9      $188,621.16        0.85%
               $25,000.00
              $25,000.01 to                 124     5,524,480.32       24.94%
               $50,000.00
              $50,000.01 to                 233    15,134,165.41       68.33%
               $75,000.00
              $75,000.01 to                  14     1,300,797.15        5.87%
               $100,000.00
                                 ---------------------------------------------
                  Total                     380   $22,148,064.04      100.00%


--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 8 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Combined Loan-to-Value Ratios

            Range of Combined    Number of Home    Statistical     Percentage
                                                  Cut-off Date         of
              Loan-to-Value        Home Loans      Principal       Home Loan
               Ratios (%)                           Balance          Pool
           --------------------  ----------------------------------------------
               Up to 70.00                    2       $88,603.26         0.40%
             75.01 to 80.00                   1        17,963.79         0.08%
             85.01 to 90.00                   7       319,454.76         1.44%
             90.01 to 95.00                  12       527,522.68         2.38%
             95.01 to 100.00                 17       827,891.54         3.74%
            100.01 to 105.00                 38     2,277,366.23        10.28%
            105.01 to 110.00                 58     3,137,656.71        14.17%
            110.01 to 115.00                 80     4,654,160.79        21.01%
            115.01 to 120.00                 77     4,617,996.50        20.85%
            120.01 to 125.00                 88     5,679,447.78        25.64%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


           Months Remaining to Maturity

            Months Remaining       Number of      Statistical    Percentage of
                                                  Cut-off Date
               to Maturity         Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                Up to 96                      1       $52,775.06         0.24%
               109 to 120                    12       638,254.13         2.88%
               157 to 168                     7       297,273.27         1.34%
               169 to 180                    97     5,214,090.91        23.54%
               181 to 288                    64     3,862,153.30        17.44%
               289 to 300                   188    11,464,161.06        51.76%
            Greater than 300                 11       619,356.31         2.80%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 9 of 11)
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Year of Origination

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Year of Origination     Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                  1998                        1       $52,775.06         0.24%
                  1999                       13       719,827.51         3.25%
                  2000                      366    21,375,461.47        96.51%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%




           Geographic Distribution of Mortgaged Properties

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
                  State            Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             California                     108    $6,366,889.40        28.75%
             Maryland                        35     1,999,141.49         9.03%
             Virginia                        22     1,466,230.14         6.62%
             Washington                      22     1,321,716.70         5.97%
             Georgia                         19       971,826.86         4.39%
             Colorado                        16       943,662.63         4.26%
             New York                        12       709,247.11         3.20%
             Arizona                         12       690,057.00         3.12%
             Illinois                        13       619,479.38         2.80%
             Ohio                            10       608,159.07         2.75%
             New Jersey                       9       500,829.16         2.26%
             Florida                          9       467,918.69         2.11%
             Other (<2%)                     93     5,482,906.41        24.76%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 10 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Debt-to-Income Ratio

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Debt-to-Income Ratio    Home Loans      Principal       Home Loan
                    (%)                             Balance          Pool
           --------------------------------------------------------------------
             15.01 to 20.00                   1       $74,728.73         0.34%
             20.01 to 25.00                   4       185,212.54         0.84%
             25.01 to 30.00                  20     1,019,634.80         4.60%
             30.01 to 35.00                  40     2,278,850.16        10.29%
             35.01 to 40.00                  75     4,454,293.50        20.11%
             40.01 to 45.00                 100     5,991,676.96        27.05%
             45.01 to 50.00                 140     8,143,667.35        36.77%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


           Credit Scores

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
              Credit Scores        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
              640 to 659                     10      $432,781.69         1.95%
              660 to 679                     64     3,069,551.64        13.86%
              680 to 699                     93     5,190,525.58        23.44%
              700 to 719                    120     7,439,433.89        33.59%
              720 to 739                     54     3,730,644.29        16.84%
              740 to 759                     24     1,506,179.83         6.80%
              760 to 779                     14       728,998.28         3.29%
              780 to 799                      1        49,948.84         0.23%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%



--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 11 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Prepay Penalties

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
           Prepayment Penalty      Home Loans      Principal       Home Loan
                  Terms                             Balance          Pool
           --------------------  ----------------------------------------------
                 None                       178   $10,126,114.95        45.72%
               12 months                      6       347,817.07         1.57%
               24 months                      1        74,940.06         0.34%
               30 months                      1        61,971.14         0.28%
               36 months                    188    11,195,052.24        50.55%
               42 months                      1        53,950.69         0.24%
               60 months                      5       288,217.89         1.30%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                               [GRAPHIC OMITTED]



                       New Issue Computational Materials


                           $575,000,000 (Approximate)
                            Home Loan-Backed Notes,
                                Series 2000-HI5

                Residential Funding Mortgage Securities II, Inc.
                                   Depositor

                            Home Loan Trust 2000-HI5
                                     Issuer

                        Residential Funding Corporation
                           Seller and Master Servicer


                                December 4, 2000


Neither the Seller, the Servicer, nor the Trust, nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable notes' characteristics and thus does not provide a complete assessment of the notes. As such, the information may not reflect the impact of all structural characteristics of the notes. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the notes should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The notes may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the notes. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced notes will actually perform as described in any scenario presented. Neither the Seller, the Servicer, nor the Trust has prepared, reviewed or participated in the preparation hereof. The Seller, the Servicer and the Trust are not responsible for the accuracy hereof and they have not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

  This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.


Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 1 of 1)
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------

   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------
         Home Loan Group                                      I                         II
        -----------------------------------------------------------------------------------
         Current Balance (as of                    $526,291,555                $22,148,064
        11/28/00)
         Loan Count                                      13,975                        380
         Average Balance                                $37,660                    $58,284
         Maximum Balance                               $100,000                   $100,000
        -----------------------------------------------------------------------------------
         WA Gross WAC                                   13.961%                    13.452%
         Range of Gross Coupons               8.250% to 18.750%          9.125% to 17.490%
         WA Net WAC (%)                                 13.381%                    12.872%
         WA Remaining Term (mos)                            234                        255
         WA Age (mos)                                         2                          2
         WA Orig. Term (mos)                                236                        257
        -----------------------------------------------------------------------------------
         Balloon / Fully Amortizing              0.28% / 99.72%             2.08% / 97.92%
         First Lien / Second Lien                0.03% / 99.97%            0.00% / 100.00%
        -----------------------------------------------------------------------------------
         WA Credit Score                                    696                        706
              Up to 639                                   0.01%                      0.00%
              640 to 679                                 29.80%                     15.81%
              680 to 719                                 50.13%                     57.03%
              720 to 759                                 17.85%                     23.64%
              760 to 799                                  2.18%                      3.52%
              800 or greater                              0.01%                      0.00%
        -----------------------------------------------------------------------------------
         WA Debt-to-Income Ratio                         40.24%                     42.12%
         Range of Debt-to-Income               12.00% to 50.00%           20.00% to 50.00%
        Ratios
         WA CLTV                                        116.20%                    113.23%
         % CLTVs > 100.00%                               93.53%                     91.95%
         Range of CLTVs                       13.00% to 126.00%          12.00% to 125.00%
         % of Pool with Prepay                           52.95%                     54.28%
        Penalties
        -----------------------------------------------------------------------------------
        Property Type
        ------------------------------                   91.25%                     86.17%
         Single Family Detached
         Planned Unit Development                         4.80%                     12.67%
         Condominium                                      2.69%                      0.29%
         Townhouse                                        0.78%                      0.63%
         Two to Four Family                               0.45%                      0.24%
         Manufactured Housing                             0.02%                      0.00%
        -----------------------------------------------------------------------------------
        Occupancy Status
         Owner / Non-Owner Occupied             100.00% / 0.00%            100.00% / 0.00%
        Loan Purpose
         Debt Consolidation                              87.48%                     79.59%
         Cash Out/Refinance                               9.62%                     12.52%
         DC & HI Combination                              1.64%                      3.93%
         Other                                            1.26%                      3.96%
        -----------------------------------------------------------------------------------
        Geographic Concentration (>
        5%)
                                                     CA (9.08%)                CA (28.75%)
                                                     FL (6.81%)                MD  (9.03%)
                                                     MD (5.68%)                 VA (6.62%)
                                                                                WA (5.97%)
        -----------------------------------------------------------------------------------

